Exhibit 99.1

1 Creating Success by Delivering Solutions Penns Woods Bancorp, Inc. February 2023

2 Forward-Looking Information Certain statements contained in this presentation are forward-looking in nature. These include all statements about PWB’s plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause PWB’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to PWB include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) changes in regulation resulting from or relating to financial reform legislation; and (11) the risk factors identified in PWB’s Annual Report on Form 10-K for the year ended December 31, 2021 and in other filings made by PWB under the Securities Exchange Act of 1934. PWB does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Penns Woods Bancorp, Inc.

3 Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP measures include tangible book value per share and return on average tangible common equity. Management uses these non-GAAP financial measures because this information is commonly utilized by regulators and investors to evaluate financial condition, and is therefore useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures, tangible book value per share and return on average tangible common equity, used in this presentation to the related GAAP measure is included in the appendix to this presentation. Penns Woods Bancorp, Inc.

4 $0.9 $1.2 $1.2 $1.3 $1.3 $1.5 $1.7 $1.7 $1.8 $1.9 $2.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Company Profile Penns Woods Bancorp, Inc. NASDAQ Ticker: PWOD Market Cap: $188.4 million (2/23/2023) Headquarters : Williamsport, Lycoming County, PA Branch Offices: 25 Total Assets: $2.0 billion Total Loans: $1.6 billion Total Deposits: $1.6 billion Total Equity : $167.7 million Total Assets $ in billions HQ MSA # of Branches Total Deposits ($M) Williamsport, PA 8 $593 Scranton--Wilkes-Barre, PA 8 482 State College, PA 4 253 Lock Haven, PA 2 163 Bloomsburg-Berwick, PA 1 55 Lewisburg, PA 1 40 Altoona, PA 1 5 Total 25 $1,591 Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2022.

5 Company Structure Penns Woods Bancorp, Inc. (1983) Jersey Shore State Bank Bank Subsidiary (1934) M-Group DBA The Comprehensive Financial Group (2000) Woods Investment Company, Inc. (1994) United Insurance Solutions, LLC (2017) Woods Real Estate (1984) Luzerne Bank Bank Subsidiary (2013) Penns Woods Bancorp, Inc.

6 Market Area Penns Woods Bancorp, Inc. Jersey Shore State Bank: 17 branches Luzerne Bank: 8 branches Primary Areas of Operation • Luzerne, PA (Primary Service Area) • Lycoming, PA – Williamsport, PA • Centre, PA – State College, PA • Clinton, PA • Montour, PA – Danville, PA • Union, PA – Lewisburg, PA • Blair, PA Source: S&P Global Market Intelligence.

7 Mission Remain a high performing regional community bank Continue creating long-term shareholder value through a combination of Return on Equity and cash dividends to shareholders Grow the bank in a safe, sound, diversified, and profitable manner Be the “best of the best” in financial services Be the “best place to work” Provide exceptional service to our customers in a friendly way Employ the best by attracting and retaining highly motivated professionals Penns Woods Bancorp, Inc. 1 2 3 4 5 6 7

8 Tangible Book Value (+ Dividends) Growth Track Record Penns Woods Bancorp, Inc. Growth in Economic Value – Since YE 2012 Tangible Book Value “TBV” + Dividends Annual Growth Rates TBV + Dividends CAGR – Since YE 2012 2022 ROATCE(1) + Dividends Source: S&P Global Market Intelligence. Note: Peer group consists of major-exchange traded U.S. banks with total assets between $1 billion and $3 billion, excluding merger targets and mutuals. (1) ROATCE = Return on Average Tangible Common Equity. 118.9% 105.6% 0% 20% 40% 60% 80% 100% 120% 140% 160% PWOD Peers PWOD Outperformance of 13% 8.2% 7.5% PWOD Peers 12.5% 13.9% 6.0% 3.4% PWOD Peers 18.4% 17.3%

9 Financial Summary 2020 – 2022 Penns Woods Bancorp, Inc. Return on Equity (%) Return on Average Assets (%) 9.7% 9.9% 10.7% 2020 2021 2022 0.86% 0.85% 0.90% 2020 2021 2022 Earnings Per Share $2.16 $2.27 $2.47 2020 2021 2022 Source: S&P Global Market Intelligence, Company documents.

10 Value Proposition Franchise Value Capital Balance Sheet Integrity Diversification Expansion Penns Woods Bancorp, Inc. 1 2 3 4 5

11 Value Proposition 1 Franchise Value Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2022. (1) Excludes banks over $50 billion; MSA: Metropolitan Statistical Area. PWOD Commands Excellent Market Share in the Four Major MSAs It Operates In(1) Williamsport Scranton--Wilkes-Barre State College Lock Haven Company # of Branches Total Deposits ($M) 1 Penns Woods Bancorp Inc. 8 $593 2 Woodlands Fnl Services Co 7 496 3 Muncy Bank Financial 8 496 Company # of Branches Total Deposits ($M) 1 Fidelity D & D Bancorp Inc. 1 6 1,715 2 Peoples Financial Services 1 3 4,246 3 FNCB Bancorp Inc. 1 5 1,340 7 Penns Woods Bancorp Inc. 8 482 Company # of Branches Total Deposits ($M) 1 F.N.B. Corp. 9 $881 2 Kish Bancorp Inc. 5 347 3 Northwest Bancshares, Inc. 4 317 4 Penns Woods Bancorp Inc. 4 253 Company # of Branches Total Deposits ($M) 1 Penns Woods Bancorp Inc. 2 $163 2 First Commonwealth Financial 3 141 3 F.N.B. Corp. 2 121 Penns Woods Bancorp, Inc.

12 Value Proposition 3 Balance Sheet Integrity 0.6% 1.1% 2.2% PWOD Pennsylvania Banks All Banks Cumulative Net Charge-offs / Avg. Loans 2 Capital Long-term track record of building capital while providing strong shareholder returns Tier 1 Capital ($M) 9.5% 8.6% Tier 1 Leverage Ratio 1.4% 2.9% 5.0% PWOD Pennsylvania Banks All Banks Cash Dividends per Share $78 $168 8.3% $1.25 6.5% $1.28 Cash Dividend as a % of Tangible Capital(1) 2017 - 2022 2012 – 2022 Source: S&P Global Market Intelligence, Company documents. Note: For the year ended 12/30/2022. (1) Cash Dividend as a % of Tangible Capital defined as Cash dividends per share / average tangible book value per share. (2) All banks currently operating, acquired, and defunct companies. Cumulative Cash Dividends Since ’12: $12.79 p/share 79% return on 2012 TBV Penns Woods Bancorp, Inc. (2) (2)

13 44% 33% 10% 1% 3% 9% Consumer Net Interest Income Commerical Net Interest Income Other Net Interest Income Mortgage Banking Service Charges on Deposits Insurance & Other Fee Income $0.3 $0.3$0.3 $0.4 $0.4$0.4 $0.4$0.5 $0.5 $0.6 $0.5 Value Proposition 4 Diversification Total Revenue(1) 2022 Source: S&P Global Market Intelligence. (1) Net Interest Income items estimated based on overall cost of funds for PWOD of 0.41%. 5 Expansion $0.8 $0.9 $0.9 $1.0 $1.0 $1.1 $1.3 $1.2 $1.3 $1.4 $1.5 • Acquisition completed mid-2013 • Increased Loan/Deposit ratio from 80% to 93% within two years Total Assets ($bn) Fee Income / Total Revenue: 14% PWOD has demonstrated successful execution of M&A and the ability to grow its bank subsidiaries organically while maintaining a low risk profile and high returns to shareholders Fee Income + Consumer Income / Total Revenue: 57% Penns Woods Bancorp, Inc.

14Penns Woods Bancorp, Inc. Strategies for a Successful Future Leverage Holding Company Structure Emphasis on “E” Delivery Channels Re-Engineering Company Remain Different From Our Peers Strive for Excellence

15 Delivery Channel Changes Penns Woods Bancorp, Inc. Estatement Accounts Internet Banking Accounts 37.3 42.5 45.2 50.1 58.0 2018 2019 2020 2021 2022 15.7 18.3 24.1 25.1 24.2 2018 2019 2020 2021 2022 0.9 1.3 2.0 2.4 5.7 2018 2019 2020 2021 2022 Mobile Banking Accounts Accounts in thousands Source: Company documents.

16Penns Woods Bancorp, Inc. Future Holding Company Structure Penns Woods Bancorp, Inc. Holding Company Western Region (Brand to be Determined) Blair, Cambria, Clearfield and Huntingdon Counties Jersey Shore State Bank Lycoming, Clinton, Centre, Montour, Union, Columbia, Snyder and Northumberland Counties Luzerne Bank Luzerne, Lackawanna and Wyoming Counties Northern Region (Brand to be Determined) Bradford, Tioga and Susquehanna Counties Southern Region (Brand to be Determined) Lehigh, Lebanon, Dauphin and Perry Counties

17 Appendix Penns Woods Bancorp, Inc.

18 Strong Financial Management Penns Woods Bancorp, Inc. Culture & People Quality Loan Growth Core Deposit Growth Capital Earnings Tax Management Investment Portfolio

19 (In Thousands) 2022 2021 2020 2019 2018 2017 RESULTS OF OPERATIONS Net interest income $ 57,780 $ 49,718 $ 48,223 $ 50,815 $ 47,810 $ 44,080 Provision for credit losses 1,910 640 2,625 2,735 1,735 730 Non-interest income 8,713 11,669 12,168 10,452 9,461 10,744 Non-interest expense 42,998 40,905 39,068 39,708 38,007 36,862 Income before income taxes 21,585 19,842 18,698 18,824 17,529 17,232 Income tax expense 4,163 3,794 3,474 3,138 2,819 7,459 Consolidated net income 17,422 16,048 15,224 15,686 14,710 9,773 Earnings attributable to noncontrolling interest - 15 18 14 6 - Net income attributable to PWB $ 17,422 $ 16,033 $ 15,206 $ 15,672 $ 14,704 $ 9,773 FINANCIAL CONDITION Assets $ 2,000,080 $ 1,940,809 $ 1,834,643 $ 1,665,323 $ 1,684,771 $ 1,474,492 Liabilities 1,832,415 1,768,535 1,670,497 1,510,341 1,541,227 1,336,298 Shareholders' equity 167,665 172,274 164,146 154,982 143,544 138,194 Loans, gross 1,639,731 1,392,147 1,344,327 1,355,544 1,384,757 1,246,614 Allowance for loan losses 15,637 14,176 13,803 11,894 13,837 12,858 Investment securities 213,986 182,229 178,966 163,459 154,959 124,665 Goodwill 16,450 17,104 17,104 17,104 17,104 17,104 Intangible assets 327 480 671 898 1,162 1,462 Non-interest bearing deposits 519,063 494,360 449,357 334,746 320,814 303,316 Interest bearing deposits 1,037,397 1,126,955 1,045,086 989,259 899,089 843,004 Borrowings 256,132 131,710 158,719 166,840 306,807 171,718 At or For the Year Ended December 31 Selected Financial Data Penns Woods Bancorp, Inc. Source: Company documents.

20 Loan and Deposit Portfolio Composition Penns Woods Bancorp, Inc. Loan Composition Deposit Composition Commercial, Financial, and Ag. 12% Resi 43% CRE 30% Construction 3% Auto 11% Other 1% Non-Interest Bearing 33% Savings 16% NOW 24% Money Market 17% Time Deposits 10% Yield on Total Loans: 3.95 % CRE / TRBC: 262 % Cost of Interest Bearing Deposits: 0.34 % Cost of Total Deposits: 0.23 % Cost of Funds: 0.41% 2022 2022 Source: Company documents.

21 Loan and Deposit Portfolio Composition, Continued Penns Woods Bancorp, Inc. Total Loans Total Deposits $179 $189 $156 $165 $163 $190 $597 $622 $623 $590 $596 $708 $332 $372 $363 $373 $447 $501 $32 $44 $38 $39 $37 $43 $27 $25 $23 $20 $9 $10 $80 $133 $151 $156 $139 $186 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2017 2018 2019 2020 2021 2022 Commercial R/E Residential R/E Commercial R/E Construction Installment Automobile $1,354 $1,343 $ in millions $ in millions $303 $321 $335 $449 $494 $519 $161 $166 $177 $210 $236 $248 $215 $208 $219 $288 $366 $373 $238 $239 $216 $284 $319 $271 $229 $287 $378 $264 $205 $146 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2017 2018 2019 2020 2021 2022 Noninterest Bearing Savings NOW Money Market Time Deposits $1,324 $1,621 Source: Company documents. $1,392 $1,639 $1,494 $1,556 $1,384 $1,246 $1,220 $1,146

22 Per Share Metrics Penns Woods Bancorp, Inc. $1.39 $2.09 $2.20 $2.16 $2.27 $2.47 2017 2018 2019 2020 2021 2022 Earnings Per Share Tangible Book Value per Share $17.01 $17.80 $19.45 $20.75 $21.88 $21.38 2017 2018 2019 2020 2021 2022 Source: Company documents.

23 Non -GAAP Reconciliation Penns Woods Bancorp, Inc. Source: S&P Global Market Intelligence, Company documents. (1) Tax affected with each respective years statutory corporate tax rate. ($000s) As of December 31, 2017 2018 2019 2020 2021 2022 Total Common Equity $138,192 $143,536 $154,960 $164,142 $172,274 $167,665 Goodwill 17,104 17,104 17,104 17,104 17,104 16,450 Other Intangibles 1,462 1,162 898 671 480 327 Less: Total Intangible Assets 18,566 18,266 18,002 17,775 17,584 16,777 Tangible Common Equity $119,626 $125,270 $136,958 $146,367 $154,690 $150,888 Net Income $9,773 $14,704 $15,672 $15,206 $16,033 $17,422 Plus: Amortization of Intangibles & Goodwill Impairment(1) $219 $237 $209 $179 $151 $638 Average Tangible Common Equity 120,824 121,250 132,581 141,644 149,218 144,966 Return on Average Tangible Common Equity 8.27% 12.32% 11.98% 10.86% 10.85% 12.46% Total Assets $1,474,492 $1,684,771 $1,665,323 $1,834,643 $1,940,809 $2,000,080 Goodwill 17,104 17,104 17,104 17,104 17,104 16,450 Other Intangibles 1,462 1,162 898 671 480 327 Less: Total Intangible Assets 18,566 18,266 18,002 17,775 17,584 16,777 Tangible Assets $1,455,926 $1,666,505 $1,647,321 $1,816,868 $1,923,225 $1,983,303 Tangible Common Equity / Tangible Assets 8.22% 7.52% 8.31% 8.06% 8.04% 7.61% Tangible Book Value Per Share $17.01 $17.80 $19.45 $20.75 $21.88 $21.38 Common Shares Outstanding 7,033,784 7,037,322 7,040,515 7,052,351 7,070,047 7,056,585